Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)

THE BANK OF NEW YORK
(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

GENESIS HEALTHCARE CORPORATION
(Exact name of obligor as specified in its charter)

Pennsylvania	20-0023783
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Academy Nursing Home, Inc.	Massachusetts	04-2603176
ADS Apple Valley Limited Partnership	Massachusetts	04-3294124
ADS Apple Valley, Inc.	Massachusetts	04-3294122
ADS Consulting, Inc.	Massachusetts	04-3172426
ADS Danvers ALF, Inc.	Delaware	22-3489788
ADS Dartmouth ALF, Inc.	Delaware	22-3541885
ADS Group, Inc. (The)	Massachusetts	04-3198799
ADS Hingham ALF, Inc.	Delaware	22-3489788
ADS Hingham Limited Partnership	Massachusetts	04-3276005
ADS Hingham Nursing Facility, Inc.	Massachusetts	04-3276004
ADS Home Health, Inc.	Delaware	22-3500316
ADS Management, Inc.	Massachusetts	04-2861357
ADS Palm Chelmsford, Inc.	Massachusetts	04-3039965
ADS Recuperative Center Limited Partnership	Massachusetts	04-3236433
ADS Recuperative Center, Inc.	Massachusetts	04-3236403
ADS Reservoir Waltham, Inc.	Massachusetts	04-3040167
ADS Senior Housing, Inc.	Massachusetts	04-3188936
ADS/Multicare, Inc.	Delaware	22-3455453
ANR, Inc.	Delaware	22-3152503
Apple Valley Limited Partnership (The)	Massachusetts	04-3300246
Apple Valley Operating Corp.	Massachusetts	20-1159011
Apple Valley Partnership Holding Company, Inc. (The)	Pennsylvania	23-3044870
Applewood Health Resources, Inc.	Delaware	23-3152534
Arcadia Associates	Massachusetts	04-2845666
ASL, Inc.	Massachusetts	04-2846826
Assisted Living Associates of Berkshire, Inc.	Pennsylvania	22-3446593
Assisted Living Associates of Lehigh, Inc.	Pennsylvania	22-3446595
Assisted Living Associates of Sanatoga, Inc.	Pennsylvania	22-3446592
Berks Nursing Homes, Inc.	Pennsylvania	23-2655206
Brevard Meridian Limited Partnership	Maryland	52-1542458
Breyut Convalescent Center, L.L.C.	New Jersey	22-3476777
Brightwood Property, Inc.	West Virginia	55-0727047
Brinton Manor, Inc.	Delaware	62-1333648
Burlington Woods Convalescent Center, Inc.	New Jersey	22-2134138
Care Haven Associates Limited Partnership	West Virginia	55-0694176
Carefleet, Inc.	Pennsylvania	23-2824101
Catonsville Meridian Limited Partnership	Maryland	52-1473134
Century Care Management, Inc.	Delaware	52-1794182
Chateau Village Health Resources, Inc.	Delaware	22-3152473
Cheltenham LTC Management, Inc.	Pennsylvania	23-2743250
CHG Investment Corp., Inc.	Delaware	51-0363070
CHNR-I, Inc.	Delaware	22-3152500
Colonial Hall Health Resources, Inc.	Delaware	22-3152470
Concord Health Group, Inc.	Delaware	13-3695437
Concord Service Corporation	Pennsylvania	25-2584860

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Crestview Convalescent Home, Inc.	Pennsylvania	23-1597322
Crestview North, Inc.	Pennsylvania	23-2077806
Crystal City Nursing Center, Inc.	Maryland	54-1087863
Cumberland Associates of Rhode Island, L.P.	Delaware	23-3001045
CVNR, Inc.	Delaware	22-3152499
Dawn View Manor, Inc.	West Virginia	55-0578063
Delm Nursing, Inc.	Pennsylvania	23-2436916
Diane Morgan and Associates, Inc.	Pennsylvania	23-2324458
Dover Healthcare Associates, Inc.	Delaware	51-0264558
Easton Meridian Limited Partnership	Maryland	52-1473708
Edella Street Associates	Pennsylvania	23-2261435
Eidos, Inc.	Florida	16-1447586
ElderCare Resources Corp.	Delaware	23-3024672
Elmwood Health Resources, Inc.	Delaware	22-3152462
Encare of Mendham, L.L.C.	New Jersey	22-3027928
Encare of Pennypack, Inc.	Pennsylvania	22-3407770
Encare of Quakertown, Inc.	Pennsylvania	52-1669636
Encare of Wyncote, Inc.	Pennsylvania	52-1669634
ENR, Inc.	Delaware	22-3152461
Genesis ElderCare Centers - Belvedere, Inc.	Delaware	23-2977792
Genesis ElderCare Centers - Chapel Manor, Inc.	Delaware	23-2977794
Genesis ElderCare Centers - Harston, Inc.	Pennsylvania	23-3046938
Genesis ElderCare Centers - Pennsburg, Inc.	Delaware	23-2977796
Genesis ElderCare Centers I, L.P.	Delaware	23-2977799
Genesis ElderCare Centers II, L.P.	Delaware	23-2977800
Genesis ElderCare Centers III, L.P.	Delaware	23-2977801
Genesis Eldercare Corp.	Delaware	23-2908343
Genesis ElderCare Diagnostic Services, Inc.	Pennsylvania	23-2687860
Genesis Eldercare Home Care Services, Inc.	Pennsylvania	23-2653827
Genesis ElderCare Hospitality Services, Inc.	Pennsylvania	23-2719870
Genesis ElderCare Living Facilities, Inc.	Pennsylvania	23-2970543
Genesis Eldercare National Centers, Inc.	Florida	16-1165279
Genesis ElderCare Network Services of Massachusetts, Inc.	Pennsylvania	23-2983016
Genesis Eldercare Network Services, Inc.	Pennsylvania	23-2107987
Genesis ElderCare Partnership Centers, Inc.	Delaware	23-2977798
Genesis Eldercare Physician Services, Inc.	Pennsylvania	06-1156428
Genesis Eldercare Properties, Inc.	Pennsylvania	23-2854177
Genesis Eldercare Rehabilitation Services, Inc.	Pennsylvania	23-2446104
Genesis Eldercare Staffing Services, Inc.	Pennsylvania	23-2739597
Genesis ElderCare Transportation Services, Inc.	Pennsylvania	23-2320742
Genesis Health Ventures of Arlington, Inc.	Pennsylvania	23-2441212
Genesis Health Ventures of Bloomfield, Inc.	Pennsylvania	52-1396502
Genesis Health Ventures of Clarks Summit, Inc.	Pennsylvania	23-2410630
Genesis Health Ventures of Indiana, Inc.	Pennsylvania	23-2739580
Genesis Health Ventures of Lanham, Inc.	Pennsylvania	23-2512238

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Genesis Health Ventures of Massachusetts, Inc.	Pennsylvania	52-1396506
Genesis Health Ventures of Naugatuck, Inc.	Connecticut	23-2410632
Genesis Health Ventures of New Garden, Inc.	Pennsylvania	23-2430609
Genesis Health Ventures of Point Pleasant, Inc.	Pennsylvania	23-2445367
Genesis Health Ventures of Salisbury, Inc.	Pennsylvania	23-2462508
Genesis Health Ventures of Wayne, Inc.	Pennsylvania	23-2378599
Genesis Health Ventures of West Virginia, Inc.	Pennsylvania	23-2762256
Genesis Health Ventures of West Virginia, Limited Partnership	Pennsylvania	23-2861977
Genesis Health Ventures of Wilkes-Barre, Inc.	Pennsylvania	23-2410631
Genesis Health Ventures of Windsor, Inc.	Pennsylvania	52-1396499
Genesis Healthcare Centers Holdings, Inc.	Delaware	23-2739656
Genesis HealthCare Holding Company I, Inc.	Delaware	62-1244182
Genesis HealthCare Holding Company II, Inc.	Delaware	20-0063083
Genesis Immediate Med Center, Inc.	Pennsylvania	23-2480051
Genesis of Palisado Avenue, Inc.	Connecticut	06-1284742
Genesis Properties Limited Partnership	Pennsylvania	23-2441213
Genesis Properties of Delaware Corporation	Delaware	23-2585552
Genesis Properties of Delaware Ltd. Partnership, L.P.	Delaware	23-2585566
Genesis SelectCare Corp.	Pennsylvania	23-3013750
Genesis/VNA Partnership Holding Company, Inc.	Pennsylvania	23-3044871
Genesis-Georgetown SNF/JV, L.L.C.	Delaware	23-3044681
Geriatric & Medical Companies, Inc.	Delaware	23-1713341
Geriatric and Medical Investments Corporation	Delaware	23-2612900
Geriatric and Medical Services, Inc.	New Jersey	22-1948394
GeriMed Corp.	Pennsylvania	23-2715824
Glenmark Associates, Inc.	West Virginia	55-0644737
Glenmark Associates - Dawnview Manor, Inc.	West Virginia	62-1371199
Glenmark Limited Liability Company I	West Virginia	55-0745431
Glenmark Properties I, Limited Partnership	West Virginia	55-0673832
Glenmark Properties, Inc.	West Virginia	55-0719053
GMA Construction, Inc.	West Virginia	55-0746320
GMA Partnership Holding Company, Inc.	West Virginia	22-3407775
GMA-Brightwood, Inc.	West Virginia	55-0727048
GMA-Madison, Inc.	West Virginia	55-0726362
GMA-Uniontown, Inc.	Pennsylvania	52-1627770
GMC Leasing Corporation	Delaware	23-2687857
GMC-LTC Management, Inc.	Pennsylvania	23-2747793
GMS Insurance Services, Inc.	Pennsylvania	23-2755448
Governor’s House Nursing Home, Inc.	Delaware	62-1280886
Greenspring Meridian Limited Partnership	Maryland	52-1511188
Groton Associates of Connecticut, L.P.	Delaware	22-3418341
Hammonds Lane Meridian Limited Partnership	Maryland	52-1473130
Health Resources of Academy Manor, Inc.	Delaware	04-3335616
Health Resources of Boardman, Inc.	Delaware	22-3401509

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Health Resources of Bridgeton, L.L.C.	New Jersey	22-3380854
Health Resources of Brooklyn, Inc.	Delaware	23-3043758
Health Resources of Cedar Grove, Inc.	New Jersey	13-3244416
Health Resources of Cinnaminson, Inc.	New Jersey	22-3085478
Health Resources of Cinnaminson, L.L.C.	New Jersey	22-3476766
Health Resources of Colchester, Inc.	Connecticut	22-2746534
Health Resources of Columbus, Inc.	Delaware	22-3152443
Health Resources of Cranbury, L.L.C.	New Jersey	22-3476765
Health Resources of Cumberland, Inc.	Delaware	22-3400684
Health Resources of Eatontown, L.L.C.	New Jersey	22-3639070
Health Resources of Emery, L.L.C.	New Jersey	22-3476764
Health Resources of Englewood, Inc.	New Jersey	22-3296095
Health Resources of Englewood, L.L.C.	New Jersey	22-3476763
Health Resources of Ewing, Inc.	New Jersey	22-2804978
Health Resources of Ewing, L.L.C.	New Jersey	22-3476761
Health Resources of Fairlawn, L.L.C.	New Jersey	22-3476756
Health Resources of Farmington, Inc.	Delaware	22-3380855
Health Resources of Gardner, Inc.	Delaware	22-3504502
Health Resources of Glastonbury, Inc.	Connecticut	06-1248549
Health Resources of Groton, Inc.	Delaware	22-3400685
Health Resources of Jackson, L.L.C.	New Jersey	22-3476753
Health Resources of Lakeview, Inc.	New Jersey	22-3305705
Health Resources of Lemont, Inc.	Delaware	22-3401506
Health Resources of Marcella, Inc.	Delaware	22-3152464
Health Resources of Middletown (RI), Inc.	Delaware	22-3400681
Health Resources of Morristown, Inc.	New Jersey	13-3244433
Health Resources of North Andover, Inc.	Delaware	04-3335613
Health Resources of Ridgewood, L.L.C.	New Jersey	22-3476751
Health Resources of Rockville, Inc.	Delaware	22-3152531
Health Resources of South Brunswick, L.L.C.	New Jersey	22-3638773
Health Resources of Troy Hills, Inc.	New Jersey	23-3043762
Health Resources of Wallingford, Inc.	Delaware	22-3400683
Health Resources of Warwick, Inc.	Delaware	22-3400680
Health Resources of West Orange, L.L.C.	New Jersey	22-3476750
Health Resources of Westwood, Inc.	Delaware	22-3497189
Healthcare Resources Corp.	Pennsylvania	23-2230755
Helstat, Inc.	West Virginia	51-0300283
Hilltop Health Care Center, Inc.	Delaware	04-3301036
HMNH Realty, Inc.	Delaware	22-3633067
HNCA, Inc.	Pennsylvania	23-2785958
Holly Manor Associates of New Jersey, L.P.	Delaware	22-3222150
Horizon Associates, Inc.	West Virginia	55-0737886
Horizon Mobile, Inc.	West Virginia	55-0737884
Horizon Rehabilitation, Inc.	West Virginia	62-1363823
House of Campbell (The)	West Virginia	55-0545704
HR of Charlestown, Inc.	West Virginia	22-3477666

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

HRWV Huntington, Inc.	West Virginia	22-3457998
Innovative Health Care Marketing, Inc.	Pennsylvania	23-2689243
Keystone Nursing Home, Inc.	Delaware	51-0297154
Knollwood Manor, Inc.	Pennsylvania	23-2770171
Knollwood Nursing Home, Inc.	Delaware	62-1280882
Lake Manor, Inc.	Pennsylvania	23-2860318
Lake Washington Ltd.	Florida	23-2831307
Lakewood Health Resources, Inc.	Delaware	22-3152459
Laurel Health Resources, Inc.	Delaware	22-3152456
Lehigh Nursing Homes, Inc.	Pennsylvania	23-2655199
Life Support Medical Equipment, Inc.	Pennsylvania	23-2767335
Life Support Medical, Inc.	Pennsylvania	23-2746315
LRC Holding Company, Inc.	Delaware	23-3044860
LWNR, Inc.	Delaware	22-3152457
Mabri Convalescent Center, Inc.	Connecticut	06-0878721
Manor Management Corp. of Georgian Manor, Inc.	Pennsylvania	25-1457419
Marlinton Associates, Inc.	West Virginia	23-3044872
Marlinton Partnership Holding Company, Inc.	West Virginia	23-3044873
McKerley Health Care Center - Concord Limited Partnership	New Hampshire	02-0460145
McKerley Health Care Center - Concord, Inc.	New Hampshire	02-0451877
McKerley Health Care Centers, Inc.	New Hampshire	02-0383707
McKerley Health Facilities	New Hampshire	02-0325154
Mercerville Associates of New Jersey, L.P.	Delaware	22-3222151
Meridian Edgewood Limited Partnership	Maryland	52-1496208
Meridian Health, Inc.	Pennsylvania	23-2739582
Meridian Healthcare Investments, Inc.	Maryland	52-1542857
Meridian Healthcare, Inc.	Pennsylvania	23-2739581
Meridian Perring Limited Partnership	Maryland	52-1496204
Meridian Valley Limited Partnership	Maryland	52-1496207
Meridian Valley View Limited Partnership	Maryland	52-1496201
Meridian/Constellation Limited Partnership	Maryland	52-1496206
MHNR, Inc.	Delaware	23-3043763
Middletown (RI) Associates of Rhode Island, L.P.	Delaware	25-1835234
Milford ALF L.L.C.	Delaware	23-2999538
Millville Meridian Limited Partnership	Maryland	52-1399549
MNR, Inc.	Delaware	22-3152453
Montgomery Nursing Homes, Inc.	Pennsylvania	23-2664812
Multicare AMC, Inc.	Delaware	36-4084741
Multicare Companies, Inc. (The)	Delaware	22-3152527
North Cape Convalescent Center Associates, L.P.	Pennsylvania	23-2791205
Nursing and Retirement Center of the Andovers, Inc.	Massachusetts	04-2901211
Oak Hill Health Care Center, Inc.	Virginia	54-1630936
PHC Operating Corp.	Delaware	34-1720422

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Philadelphia Avenue Associates	Pennsylvania	23-2322306
Philadelphia Avenue Corporation	Pennsylvania	23-2322120
Pocahontas Continuous Care Center, Inc.	West Virginia	55-0622906
Point Pleasant Haven Limited Partnership	West Virginia	55-0658769
Pompton Associates, L.P.	New Jersey	22-3027748
Pompton Care, L.L.C.	New Jersey	22-3476780
Prescott Nursing Home, Inc.	Massachusetts	04-2382529
Prospect Park LTC Management, Inc.	Pennsylvania	23-3044677
Providence Funding Corporation	Delaware	34-1725613
Providence Health Care, Inc.	Delaware	52-1630968
Raleigh Manor Limited Partnership	West Virginia	55-0708646
Respiratory Health Services, L.L.C.	Maryland	52-2054967
Rest Haven Nursing Home, Inc.	West Virginia	55-0487876
RHS Membership Interest Holding Company	Pennsylvania	23-2877674
Ridgeland Health Resources, Inc.	Delaware	22-3152450
River Street Associates	Pennsylvania	23-2266676
Rivershores Health Resources, Inc.	Delaware	23-2266676
Riverview Ridge LLC	Delaware	57-1195114
RLNR, Inc.	Delaware	22-3152448
Roephel Convalescent Center, L.L.C.	New Jersey	22-3476781
Romney Health Care Center Ltd., Limited Partnership	West Virginia	55-0689584
Rose Healthcare, Inc.	New Jersey	55-0487876
Rose View Manor, Inc.	Pennsylvania	23-2476091
RSNR, Inc.	Delaware	22-3152532
RVNR, Inc.	Delaware	22-3152530
Sarah Brayton General Partnership	Massachusetts	04-3106276
Sarah Brayton Partnership Holding Company, Inc. (The)	Massachusetts	22-3506196
S.T.B. Investors, LTD.	New York	22-1995943
Schuylkill Nursing Homes, Inc.	Pennsylvania	23-2523483
Seminole Meridian Limited Partnership	Maryland	52-1421069
Senior Living Ventures, Inc.	Pennsylvania	23-2663125
Senior Source, Inc.	Massachusetts	04-3238894
Sisterville Haven Limited Partnership	West Virginia	55-0658768
Snow Valley Health Resources, Inc.	Delaware	22-3152529
Solomont Family Medford Venture, Inc.	Massachusetts	04-2931202
Somerset Partnership Holding Company, Inc. (The)	Massachusetts	22-3506196
Somerset Ridge General Partnership	Massachusetts	04-3334160
Somerset Ridge L.L.C.	Massachusetts	04-3340019
Somerset Ridge Limited Partnership	Massachusetts	04-3340022
Southern Ocean GP, LLC	New Jersey	22-3152441
Stafford Associates of N.J., L.P.	New Jersey	22-3104343
Stafford Convalescent Center, Inc.	Delaware	22-3152441
State Street Associates, Inc.	Pennsylvania	23-2446105
State Street Associates, L.P.	Pennsylvania	23-2799332

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Straus Group-Hopkins House, L.P. (The)	New Jersey	22-3032436
Straus Group-Old Bridge, L.P. (The)	New Jersey	22-3046667
Straus Group-Quakertown Manor, L.P. (The)	New Jersey	22-3032438
Straus Group-Ridgewood, L.P. (The)	New Jersey	22-3046668
SVNR, Inc.	Delaware	22-3152528
Teays Valley Haven Limited Partnership	West Virginia	55-0708647
Therapy Care Systems, L.P.	Pennsylvania	23-2651973
TMC Acquisition Corp.	New Jersey	22-3256018
Tri State Mobile Medical Services, Inc.	West Virginia	55-0663149
Valley Medical Services, Inc.	Pennsylvania	23-2268995
Valley Transport Ambulance Service, Inc.	Pennsylvania	23-2149104
Versalink, Inc.	Delaware	16-1482283
Villas Realty & Investments, Inc.	Pennsylvania	23-2531570
Volusia Meridian Limited Partnership	Maryland	52-1493169
Wallingford Associates of Connecticut, L.P.	Delaware	22-3418343
Walnut LTC Management, Inc.	Pennsylvania	23-2823145
Warwick Associates of Rhode Island, L.P.	Delaware	25-1835232
Wayside Nursing Home, Inc.	Delaware	62-1280884
Weisenfluh Ambulance Service, Inc.	Pennsylvania	23-2525652
West Phila. LTC Management, Inc.	Pennsylvania	23-2743252
Westford Nursing and Retirement Center, Inc.	Massachusetts	04-3156601
Westford Nursing and Retirement Center, L.P.	Massachusetts	04-3156599
Willow Manor Nursing Home, Inc.	Massachusetts	04-2459349
Wyncote Healthcare Corp.	Pennsylvania	23-2343449
Ye Olde Ambulance Company, Inc.	Pennsylvania	23-2566747
York LTC Management, Inc.	Pennsylvania	23-3044678

101 East State Street Kennett Square, PA	19348
(Address of principal executive offices)	(Zip code)

2.5% Convertible Senior Subordinated Debentures due 2025
(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

	(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.
A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.  (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6.	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of June, 2005.

THE BANK OF NEW YORK

By:	/S/ VAN K. BROWN

Name: VAN K. BROWN
Title: VICE PRESIDENT

EXHIBIT 7
Consolidated Report of Condition of

THE BANK OF NEW YORK

of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts

In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$2,292,000
Interest-bearing balances	7,233,000
Securities:
Held-to-maturity securities	1,831,000
Available-for-sale securities	21,039,000
Federal funds sold and securities purchased under agreements to resell
Federal funds sold in domestic offices	1,965,000
Securities purchased under agreements to resell	379,000
Loans and lease financing receivables:
Loans and leases held for sale	35,000
Loans and leases, net of unearned income	31,461,000
LESS: Allowance for loan and lease losses	579,000
Loans and leases, net of unearned income and allowance	30,882,000
Trading Assets	4,656,000
Premises and fixed assets (including capitalized leases)	832,000
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	269,000
Customers’ liability to this bank on acceptances outstanding	54,000
Intangible assets:
Goodwill	2,042,000
Other intangible assets	740,000
Other assets	5,867,000

Total assets	$80,116,000

LIABILITIES
Deposits:
In domestic offices	$34,241,000
Noninterest-bearing	15,330,000
Interest-bearing	18,911,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	25,464,000
Noninterest-bearing	548,000
Interest-bearing	24,916,000
Federal funds purchased and securities sold under agreements to repurchase
Federal funds purchased in domestic offices	735,000
Securities sold under agreements to repurchase	121,000
Trading liabilities	2,780,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	1,560,000
Not applicable
Bank’s liability on acceptances executed and outstanding	55,000
Subordinated notes and debentures	1,440,000
Other liabilities	5,803,000

Total liabilities	$72,199,000

Minority interest in consolidated subsidiaries	141,000
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	2,088,000
Retained earnings	4,643,000
Accumulated other comprehensive income	-90,000
Other equity capital components	0
Total equity capital	7,776,000

Total liabilities, minority interest, and equity capital	$80,116,000

          I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas J. Mastro,
Senior Vice President and Comptroller

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell	Directors
Alan R. Griffith